                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
              Securities Exchange Act of 1934 (Amendment No. ____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12

                              RIVIERA TOOL COMPANY
                (Name of Registrant as Specified In Its Charter)

  ----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

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2) Aggregate number of securities to which transaction applies:

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3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4) Proposed maximum aggregate value of transaction:

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5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials:

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1) Amount previously paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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
                           (RIVIERA TOOL COMPANY LOGO)

December 7, 2005

Dear Shareholders:

          On behalf of the Board of Directors and Management of Riviera Tool Company (the "Company"), I cordially invite you to attend our Annual Meeting of Shareholders to be held on January 11, 2006, at 4:00 p.m., Eastern Standard Time at 5460 Executive Parkway S.E., Grand Rapids, Michigan 49512.

          The matters to be acted upon at the meeting are fully described in the attached Notice of Annual Meeting of Shareholders and Proxy Statement. In addition, our directors and executive officers will be present to respond to any questions that you may have. Your Board of Directors recommends a vote "FOR" the proposals listed as items 1 and 2 in the Notice and described in the enclosed Proxy Statement.

     Included with the accompanying Proxy Statement is a copy of our Annual Report on Form 10-K for fiscal year 2005. We encourage you to read the Form 10-K. It includes information on our operations as well as our audited financial statements.

     Please complete, date, sign and mail the enclosed proxy card in the return envelope provided promptly, regardless of whether you plan to attend the Annual Meeting, so that your vote may be recorded. If you attend the Annual Meeting, and I hope you will, you may vote your shares in person even if you have previously mailed in a proxy card.

     We look forward to seeing you at the meeting.

Sincerely,


/s/ Kenneth K. Rieth
-------------------------------------
Kenneth K. Rieth
Chief Executive Officer and President

                           (RIVIERA TOOL COMPANY LOGO)

                NOTICE OF THE 2005 ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD JANUARY 11, 2006

To the Shareholders of Riviera Tool Company:

     NOTICE IS HEREBY GIVEN that the 2006 Annual Meeting of Shareholders of the Company will be held on Wednesday, January 11, 2006 at 4:00 p.m., Eastern Standard Time at 5460 Executive Parkway S.E., Grand Rapids, Michigan 49512. The purpose of the meeting is to vote on the following proposals:

          (1) To elect one Class II Director to serve until the 2007 Annual Meeting of Shareholders and until his successor is duly elected and qualified.

          (2) To elect two Class III Directors to serve until the 2008 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified.

          (3) To consider such other business as may properly come before the meeting or any adjournments thereof.

      ONLY SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON NOVEMBER 18,
        2005 WILL BE ENTITLED TO VOTE AT THE MEETING OR ANY ADJOURNMENTS
                                    THEREOF.

     YOUR ATTENTION IS CALLED TO THE ATTACHED PROXY STATEMENT AND ACCOMPANYING PROXY. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE ANNUAL MEETING, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND IN PERSON. YOU ARE THEREFORE URGED TO SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE, TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR OWN SHARES.

A copy of the Annual Report of the Company for the fiscal year ended August 31, 2005 accompanies this Notice.

By Order of the Board of Directors,


/s/ Peter C. Canepa
-------------------------------------
PETER C. CANEPA, Corporate Secretary

Grand Rapids, Michigan
December 7, 2005

                              RIVIERA TOOL COMPANY
                            5460 Executive Parkway SE
                          Grand Rapids, Michigan 49512

           PROXY STATEMENT FOR THE 2005 ANNUAL MEETING OF SHAREHOLDERS

                                JANUARY 11, 2006

                               GENERAL INFORMATION

     This proxy statement and proxy are being furnished to you and solicited by the Board of Directors of Riviera Tool Company, a Michigan corporation (the "Company"), of 5460 Executive Parkway SE, Grand Rapids, Michigan 49512 (telephone number 616-698-2100) in connection with the 2006 Annual Meeting of Shareholders (the "Annual Meeting") on Wednesday, January 11, 2006 at 3:00 p.m., Eastern Standard Time, and any adjournments thereof, to be held at 5460 Executive Parkway SE, Grand Rapids, Michigan 49512. These proxy materials are first being mailed to shareholders on or about December 9, 2005.

     A Shareholder (or his authorized representative) giving the enclosed proxy may revoke it any time before it is exercised by executing a subsequent proxy, by written notice to the Company received before the proxy is exercised or by voting in person at the meeting, otherwise the proxy will be voted as indicated by the signed proxy.

     The Company will bear the cost of soliciting proxies, including charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of stock. In addition to mailings, proxies may be solicited by personal interview, telephone or telegraph by certain of the Company's employees without compensation. The Company may reimburse brokers, dealers, banks, voting trustees or other record holders for postage and other reasonable expenses of forwarding proxy materials to their principals who beneficially own shares of the Company's stock.

     A copy of the Company's 2005 Annual Report is enclosed.

                            ABOUT THE ANNUAL MEETING

WHO IS SOLICITING MY VOTE?

The Board of Directors of Riviera Tool Company is soliciting your vote at the 2006 Annual Meeting of Shareholders.

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

You will be voting on:

          (1) To elect one Class II Director to serve until the 2007 Annual Meeting of Shareholders and until his successor is duly elected and qualified.

          (2) To elect two Class III Directors to serve until the 2008 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified.

          (3) To consider such other business as may properly come before the meeting or any adjournments thereof.

WHAT ARE THE BOARD OF DIRECTORS' RECOMMENDATIONS?

The Board of Directors recommends a vote:

     -    FOR Proposals 1 and 2;

     - FOR or AGAINST other matters that come before the Annual Meeting, as the proxy holders deem advisable.

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

Our Board of Directors has fixed November 18, 2005 as the record date for the Annual Meeting (the "Record Date"). All shareholders who owned our common shares at the close of business on the Record Date may attend and vote at the Annual Meeting.

HOW MANY VOTES DO I HAVE?

You will have one vote for each share of our common shares that you owned at the close of business on the Record Date, provided those shares are either held directly in your name as the shareholder of record or were held for you as the beneficial owner through a broker, bank or other nominee.

WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A SHAREHOLDER OF RECORD AND BENEFICIAL OWNER?

Most of our shareholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record. If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer and Trust, you are considered the shareholder of record with respect to those shares, and these proxy materials are being sent directly to you by us. As the shareholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting. We have enclosed a proxy card for you to use.

Beneficial Owner. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in "street name", and these proxy materials are being forwarded to you by your broker, bank or nominee who is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or nominee on how to vote and are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the Annual Meeting, unless you request, complete and deliver a proxy from your broker, bank or nominee. Your broker, bank or nominee has enclosed a voting instruction card for you to use in directing the broker, bank or nominee regarding how to vote your shares.

HOW MANY VOTES CAN BE CAST BY ALL SHAREHOLDERS?

Each share of our common shares is entitled to one vote. There is no cumulative voting. We had 3,984,874 shares of common shares outstanding and entitled to vote on the Record Date.

HOW MANY VOTES MUST BE PRESENT TO HOLD THE ANNUAL MEETING?

A majority of our outstanding shares as of the Record Date must be present at the Annual Meeting in order to hold the Annual Meeting and transact business. This is called a "quorum". Shares are counted as present at the Annual Meeting if you are present and vote in person at the Annual Meeting or a proxy card has been properly submitted by you or on your behalf. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum.

HOW MANY VOTES ARE REQUIRED TO ELECT DIRECTORS?

Directors are elected by a plurality of the votes cast. This means that the individuals nominated for election to the Board of Directors who receive the most "FOR" votes (among votes properly cast in person or by proxy) will be elected; nominees do not need to receive a majority to be elected. If you withhold authority to vote with respect to the election of some or all of the nominees, your shares will not be voted with respect to those nominees indicated. Your shares will be counted for purposes of determining whether there is a quorum, but it will have no effect on the election of those nominees.

WHAT IF I DON'T VOTE FOR SOME OF THE ITEMS LISTED ON MY PROXY CARD OR VOTING INSTRUCTION CARD?

If you return your signed proxy card or voting instruction card in the enclosed envelope but do not mark selections, it will be voted in accordance with the recommendations of the Board of Directors. If you indicate a choice with respect to any matter to be acted upon on your proxy card or voting instruction card, the shares will be voted in accordance with your instructions.

If you are a beneficial owner and hold your shares in street name through a broker and do not return the voting instruction card, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. Under applicable rules, brokers have the discretion to vote on routine matters, such as the uncontested election of directors and ratification of the selection of accounting firms, but do not have discretion to vote on non-routine matters, such as bonus plans, amendments to stock option plans and shareholder proposals opposed by management.

If you do not provide voting instructions to your broker and the broker has indicated on the proxy card that it does not have discretionary authority to vote on a particular proposal, your shares will be considered "broker non-votes" with regard to that matter. Broker non-votes will be considered as represented for purposes of determining a quorum but will not be considered as entitled to vote with respect to that proposal. Broker non- votes are not counted in the tabulation of the voting results with respect to the election of directors or for purposes of determining the number of votes cast with respect to a particular proposal. Thus, a broker non-vote will make a quorum more readily obtainable, but the broker non-vote will not otherwise affect the outcome of the vote on a proposal that requires a majority of the votes cast (such as an amendment to a stock option plan). With respect to a proposal that requires a majority of the outstanding shares (such as an amendment to the certificate of incorporation), however, a broker non-vote has the same effect as a vote against the proposal.

CAN I CHANGE OR REVOKE MY VOTE AFTER I RETURN MY PROXY CARD?

Yes. Even if you sign the proxy card or voting instruction card in the form accompanying this proxy statement, you retain the power to revoke your proxy or change your vote. You can revoke your proxy or change your vote at any time before it is exercised by giving written notice to our Secretary, specifying such revocation. You may change your vote by timely delivery of a valid, later-dated proxy or by voting by ballot at the Annual Meeting.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY OR VOTING INSTRUCTION CARD?

It generally means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

WHO CAN ATTEND THE ANNUAL MEETING?

All shareholders as of the Record Date, or their duly appointed proxies, may attend. Each shareholder may also bring one guest to the meeting if there is space available.

WHAT DO I NEED TO ATTEND THE ANNUAL MEETING?

In order to be admitted to the Annual Meeting, a shareholder must present proof of ownership of our stock on the Record Date. Any holder of a proxy from a shareholder must present the properly executed proxy card. Shareholders and proxyholders must also present a form of photo identification such as a driver's license.

WHO PAYS FOR THE PROXY SOLICITATION AND HOW WILL THE COMPANY SOLICIT VOTES?

We will bear the expense of printing and mailing proxy materials. In addition to this solicitation of proxies by mail, our directors, officers and other employees may solicit proxies by personal interview, telephone, facsimile or email. They will not be paid any additional compensation for such solicitation. We will request brokers and nominees who hold shares of our common shares in their names to furnish proxy material to beneficial owners of the shares. We will reimburse such brokers and nominees for their reasonable expenses incurred in forwarding solicitation materials to such beneficial owners.

HOW CAN I ACCESS THE PROXY MATERIALS AND ANNUAL REPORT ELECTRONICALLY?

The proxy statement and our 2006 Annual Report on Form 10-K are available through the Investor Relations section of our website at www.rivieratool.com.

IS A LIST OF SHAREHOLDERS AVAILABLE?

The names of shareholders of record entitled to vote at the Annual Meeting will be available to shareholders entitled to vote at this meeting for ten days prior to the meeting for any purpose relevant to the meeting. This list can be viewed between the hours of 9:00 a.m. and 5:00 p.m. at our principal executive offices 5460 Executive Parkway SE, Grand Rapids, Michigan 49512. Please contact our Secretary to make arrangements.

WHAT IF I HAVE QUESTIONS ABOUT LOST STOCK CERTIFICATES OR I NEED TO CHANGE MY MAILING ADDRESS?

Shareholders may call us at 616-698-2100 or write to Riviera Tool Company,
Attention: Shareholder Relations Department, 5460 Executive Parkway SE, Grand Rapids, Michigan 49512 to get more information about these matters.

                                 HOW DO I VOTE?

Your vote is important. You may vote by telephone or by attending the Annual Meeting and voting by ballot, all as described below.

Voting by Mail

If you choose to vote by mail, simply mark your proxy, date and sign it, and return it in the postage-paid envelope provided. If the envelope is missing, please mail your completed proxy card to Continental Stock Transfer and Trust Company, 17 Battery Place, New York, NY 10004.

Voting at the Annual Meeting

The timing of your vote will not limit your right to vote at the Annual Meeting if you attend the meeting and vote in person. However, if your shares are held in the name of a bank, broker or other nominee, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Annual Meeting. You should allow yourself enough time prior to the Annual Meeting to obtain this proxy from the holder of record.

The shares represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Annual Meeting. If you sign and return your proxy card or voting instruction card but do not give voting instructions, the shares represented by that proxy card or voting instruction card will be voted as recommended by the Board or Directors.

               STOCK OUTSTANDING, VOTING RIGHTS AND VOTES REQUIRED

     Only Common Shareholders of record at the close of business on November 18, 2005 (the "Record Date") are entitled to notice of, and to vote at, the meeting or at adjournment or adjournments thereof, each share having one vote and there are no cumulative voting rights for the election of directors and ratification of independent auditors.

     The Company had 3,984,874 shares of Common Shares, no Par Value ("Common Shares"), outstanding on the Record Date. A majority of the Common Shares entitled to vote constitutes a quorum.

     The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Shares will constitute a quorum for the transaction of business at the Annual Meeting. Directors are elected by a plurality of the votes present in person or by proxy and entitled to vote. Approval of any other matter that may properly come before the Annual Meeting requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote.

     Please note that if you hold shares in "street name" (that is, through a bank, broker or other nominee) and would like to attend the Annual Meeting and vote in person, you will need to bring an account statement or other acceptable evidence of ownership in Common Shares as of the close of business on the Record Date, the Record Date for voting. Alternatively, in order to vote, you may contact the person in whose name your shares are registered and obtain a proxy from that person and bring it to the Annual Meeting.

     Under the rules of the National Association of Securities Dealers, Inc., member brokers generally may not vote shares held by them in street name for customers unless they are permitted to do so under the rules of any national securities exchange of which they are a member. Under the rules of the NASD, those who hold shares in street name for customers has the authority to vote on certain items if it has transmitted proxy soliciting materials to the beneficial owner but has not received instructions form that owner. NASD rules permit member brokers who do not receive instructions to vote on the proposals presented in this Proxy Statement, other than the shareholder proposal. Under NASD rules, a shareholder proposal is a "non-discretionary" item, which means that NASD member brokers who have not received instructions from the beneficial owners of Common Shares are necessary to approve the shareholder proposal, any such broker non-vote will have the effect of a vote against the proposal.

     Shares that reflect abstentions or "broker non-votes" (i.e., shares represented at the Annual Meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and with respect to which the broker or nominee does not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the Annual Meeting. Abstentions, therefore, will have the effect of negative votes with respect to any matter presented at the Annual Meeting, while "broker non-votes" will have no effect on any matter presented. If authority to vote any matter is withheld on a proxy card, no vote will be cast with respect to the share as represented thereby and the outcome of the election will not be affected..

     A Shareholder giving the enclosed proxy (or his authorized representative) may revoke it any time before it is exercised by executing a subsequent proxy, by written notice to the Company received before the proxy is exercised or by voting in person at the meeting, otherwise the proxy will be voted as indicated by the signed proxy.

     The principal executive offices of the Company are located at 5460 Executive Parkway SE, Grand Rapids, Michigan 49512; the Company's telephone number is 616-698-2100.

                                   PROPOSAL 1
                          ELECTION OF CLASS II DIRECTOR
                             (Item 1. On Proxy Card)

     The Board of Directors proposes that Dr. Jay S. Baron be elected as a Class II Director of the Company to hold office until the 2007 Annual Meeting of Shareholders, or until his successor is duly elected and qualified. The persons named in the accompanying proxy intend to vote all valid proxies received by them for the election of nominee named above, unless such proxies are marked to the contrary. The nominee receiving the greatest number of votes cast at the Annual Meeting or its adjournment shall be elected. In case such nominee is unable or declines to serve, which is not anticipated, it is intended that the proxies be voted in accordance with the best judgment of the proxy holders.

VOTE REQUIRED FOR APPROVAL

     A quorum being present, the affirmative vote of a plurality of the votes cast is necessary to elect a nominee as a director of the Company.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEE OF THE BOARD OF DIRECTORS OF THE COMPANY.

                                   PROPOSAL 2
                         ELECTION OF CLASS III DIRECTORS
                             (Item 2. On Proxy Card)

     The Board of Directors proposes that Kenneth K. Rieth and James V. Gillette be elected as Class III Directors of the Company to hold office until the 2008 Annual Meeting of Shareholders, or until a successor is duly elected and qualified. The persons named in the accompanying proxy intend to vote all valid proxies received by them for the election of nominees named above, unless such proxies are marked to the contrary. The nominees receiving the greatest number of votes cast at the Annual Meeting or its adjournment shall be elected. In case such nominee is unable or declines to serve, which is not anticipated, it is intended that the proxies be voted in accordance with the best judgment of the proxy holders.

VOTE REQUIRED FOR APPROVAL

     A quorum being present, the affirmative vote of a plurality of the votes cast is necessary to elect a nominee as a director of the Company.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS OF THE COMPANY.

                        DIRECTORS AND EXECUTIVE OFFICERS

     All of our directors will hold office for their respective terms and until their respective successors have been elected and qualified.

     At our Annual Meeting, each of the Class II and Class III directors are to be elected, each to hold office (subject to our By-Laws) until the next Annual Meeting of Shareholders and until a respective successor has been elected and qualified. If any nominee should become unavailable for any reason, which we do not anticipate, the proxy will be voted for any substitute nominee or nominees who may be selected by our Nominating/Corporate Governance Committee prior to or at the Annual Meeting, or, if no substitute is selected by our Corporate Nominating/Governance Committee prior to or at the Annual Meeting, for a motion to reduce the membership of our Board to the number of nominees available. The information concerning the nominees and their security holdings has been furnished to us by them.

     Our directors (none of whom has a family relationship with one another) are as follows:

        NAME          AGE                          POSITION
        ----          ---                          --------
Kenneth K. Rieth...    47   Chief Executive Officer, President, Class III Director
J. Dann Engels.....    49   Class I Director
Jay S. Baron.......    40   Class II Director
James V. Gillette..    50   Class III Director

     Set forth below is each Director's name and the year in which he first became a Director, and a brief account of the business experience of each nominee and Director during the past five years.

CLASS I DIRECTOR WITH TERM EXPIRING IN 2006

          J. DANN ENGELS, 2005. Mr. Engels has been a Director of the Company since January of 2005. Mr. Engels holds Bachelor degrees in Letters and Engineering Industrial and Operations Engineering. In addition, he holds Masters' Degrees in both Mechanical Engineering and Industrial and Operations Engineering. Mr. Engels is the founder and director of Global Rush, an international automotive parts and tooling sourcing strategist, Optiprise, a lean manufacturing consulting business, and ISC Software, a materials handling software developer.

CLASS II DIRECTOR WITH TERM EXPIRING IN 2007

          DR. JAY S. BARON, 2002. Dr. Jay S. Baron has been a Director of the Company since October of 2002. Dr. Baron holds a Ph.D. and Master's Degree in Industrial and Operations Engineering. Dr. Baron currently is President and Chief Executive Officer of the Center for Automotive Research. Previously, Dr. Baron was the Manager of Manufacturing Systems for the University of Michigan's OSAT department.

CLASS III DIRECTORS WITH TERM EXPIRING IN 2008

          KENNETH K. RIETH 1980. Mr. Rieth has been Chief Executive Officer and President of the Company since 1980.

          JAMES V. GILLETTE, 2004. Mr. Gillette has been a Director of the Company since January of 2004. Mr. Gillette currently is Director of Supplier Analysis of CSM Worldwide, a provider of specialized global automotive industry advice to commercial and investment banks, private equity firms, investment analysts and others. Previously, Mr. Gillette spent thirteen years as vice president of automotive forecasting at IRN, Inc.

     The Company has the following committees of the Board of Directors. Each member of such committee is considered independent, as defined by the Securities and Exchange Commission regulations and the American Stock Exchange's listing standards. Each committee has a charter, available upon request by contacting the Company. The following table lists the independent director and the committees they serve:

                                 COMMITTEES OF THE BOARD OF DIRECTORS
    INDEPENDENT       CLASS OF   ------------------------------------
      DIRECTOR        DIRECTOR     AUDIT   COMPENSATION   GOVERNANCE
    -----------       --------     -----   ------------   ----------
James V. Gillette..      III         X           X             X
Dr. Jay S. Baron...       II         X           X             X
J. Dann Engels.....        I         X           X             X

BOARD MEMBER INDEPENDENCE

     The Board has determined that each of the following directors are "independent" as independence is defined in Rule 4200(c)(15) of the NASD listing standards: James V. Gillette, Jay S. Baron and J. Dann Engels.

     Although it is not anticipated that any of the persons nominated for election to the Board will be unable or unwilling to stand for election, a proxy, in the event of such an occurrence, may be voted for a substitute designated by our Board. However, in lieu of designating a substitute, our Board may amend our By-Laws to reduce the number of directors.

COMMUNICATIONS WITH DIRECTORS

     Any shareholder wishing to communicate with any of our directors regarding the Company may write to the director, c/o the Secretary at 5460 Executive Parkway SE, Grand Rapids, Michigan 49512. The Secretary will forward these communications directly to the director(s) specified or, if none is specified, to the Chairman of the Board.

DIRECTOR COMPENSATION

     Directors who are not salaried employees of the Company receive annual fees equal to $5,000. Directors receive no additional compensation for their services on the Board. All Directors of the Company are reimbursed for travel expenses incurred in attending meetings of the Board of Directors and its committees.

COMMITTEES OF THE BOARD AND MEETINGS

     The Board held four meetings during the fiscal year ended August 31, 2005. All directors attended the meetings of the Board during fiscal 2005. Our Board has an Audit Committee, a Compensation Committee and a Nominating/Corporate Governance Committee.

     The Audit Committee, which presently consists of Messrs. Gillette, Baron and Engels, held four meetings during fiscal 2005. All members of the Audit Committee attended at least 75% of the meetings. In the event a member was unable to participate in any given meeting, the Chief Financial Officer of the Company briefed, in full, such absentee member as to the discussion at such meeting. The Audit Committee reviews and satisfies itself as to the adequacy of the structure of our financial organization and as to the proper implementation of our financial reporting and accounting policies. Mr. Gillette serves as chairman of the Audit Committee, and our Board has determined that Mr. Gillette is an Audit Committee financial expert as defined in Item 401 of Regulation S-K. We believe that each of our Audit Committee members is financially sophisticated and able to read and understand our financial statements.

     The Compensation Committee, which consists of Messrs. Gillette, Baron and Engels, held no meetings during fiscal 2005 as no items were to be considered. The Compensation Committee makes recommendations to the Board as to salaries, bonuses, and other forms of compensation for officers and other key employees. Mr. Baron serves as Chairman of the Compensation Committee.

     Our Nominating/Corporate Governance Committee, which consists of Messrs. Engels, Chairman of the Nominating/ Corporate Governance Committee, Gillette and Baron, is responsible for identifying and evaluating nominees for director and for recommending the nominees for election at our Annual Meeting of Shareholders. Each of the members of the Nominating/Corporate Governance Committee is independent as defined by Nasdaq Marketplace Rule 4200. The Nominating/Corporate Governance Committee held no meetings during fiscal 2005 as no items were to be considered. In evaluating the suitability of individuals for Board membership, our Nominating/Corporate Governance Committee takes into account many factors, including whether the individual meets requirements for independence; the individual's general understanding of the various disciplines relevant to the success of a publicly-traded company; the individual's understanding of our businesses and markets; the individual's professional expertise and educational background; and other factors that promote diversity of views and experience. Our Nominating/Corporate Governance Committee evaluates each individual in the context of our Board as a whole, with the objective of recommending a group of directors that can best perpetuate the success of the business and represent shareholder interests through the exercise of sound judgment, using its diversity of experience. In determining whether to recommend a director for re-election, our Nominating/Corporate Governance Committee considers a director's past attendance at meetings and participation in, and contributions to, the activities of the Board. Our Nominating/Corporate Governance Committee has not established any specific minimum qualification standards for nominees to our Board, although from time to time our Board may identify certain skills or attributes (e.g., financial experience and investment advisory and sub-advisory management experience) as being particularly desirable to help meet specific Company needs that have arisen. Our Nominating/Corporate Governance Committee does not distinguish between nominees recommended by shareholders and other nominees.

     In identifying potential candidates for Board membership, the Nominating/Corporate Governance Committee relies on suggestions and recommendations from Board members, management and others. The
Nominating/Corporate Governance Committee may also retain search firms to assist it in identifying potential candidates for director, gathering information about the background and experience of such candidates and acting as an intermediary with such candidates. Currently, no such firms have been retained.

     Our Nominating/Corporate Governance Committee will consider timely written suggestions from our Shareholders. Shareholders wishing to suggest a candidate for director nomination for the 2007 Annual Meeting of Shareholders should mail their suggestions to us at, 5460 Executive Parkway SE, Grand Rapids, Michigan 49512, Attention: Secretary. Suggestions must be received by our Secretary no later than June 30 of each year. The manner in which director nominee candidates suggested in accordance with this policy are evaluated will not differ from the manner in which candidates recommended by other sources are evaluated.

     Copies of the Audit Committee Charter, Compensation Committee Charter and Nominating/Corporate Governance Committee Charter can each be found at www.rivieratool.com.

CODE OF ETHICS

     The Board has adopted a Code of Ethics that applies to all of our employees, officers and directors. A copy of the Code of Ethics is available at the Company's website, www.rivieratool.com.

EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES

        NAME          AGE                  POSITION
        ----          ---                  --------
Kenneth K. Rieth...    47   Chief Executive Officer and President
Peter C. Canepa....    47   Chief Financial Officer and Secretary
Thomas J. Winters..    64   Vice President of Sales

     Mr. Rieth's biography is set forth above.

     PETER C. CANEPA. Mr. Canepa has been Chief Financial Officer, Secretary and Treasurer of the Company since March of 1994.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     Directors who are employees of the Company receive no additional compensation for serving on the board of directors. On an annual basis, a non-employee director receives a fee of $5,000.

     The following table provides information about the compensation of the Company's Chief Executive Officer and two other most highly compensated executive officers at fiscal years ended August 31, 2003, 2004, and 2005. The additional table provides detailed information about the employees' stock options.

                           SUMMARY COMPENSATION TABLE

                                                                                         SECURITIES
                                                                                         UNDERLYING
  NAME AND PRINCIPAL     FISCAL    ANNUAL    COMPENSATION   OTHER ANNUAL    RESTRICTED     OPTIONS      LTIP      ALL OTHER
       POSITION           YEAR     SALARY      BONUS(1)     COMPENSATION   STOCK AWARD      SARS      PAYOUTS   COMPENSATION
  ------------------     ------   --------   ------------   ------------   -----------   ----------   -------   ------------
  EXECUTIVE OFFICERS

Kenneth K. Rieth......    2005    $250,000      $    --
President, CEO and        2004    $250,000      $    --          $--            --           --          --          $--
Director                  2003    $250,000      $31,500           --            --           --          --           --

Peter C. Canepa.......    2005    $150,000      $20,000
Secretary, Treasurer      2004    $140,000           --          $--            --           --          --          $--
and CFO                   2003    $140,000           --           --            --           --          --           --

    OTHER EMPLOYEE

Thomas J. Winters.....    2005    $140,000
Vice President of         2004    $140,000      $    --          $--            --           --          --          $--
Sales                     2003    $140,000           --           --            --           --          --           --

(1) Does not include any value that might be attributable to job-related personal benefits, the annual value of which has not exceeded the lesser of 10% of annual salary plus bonus or $50,000 for each executive officer.

OPTION GRANTS TABLE

          No stock options were granted during fiscal year ended August 31, 2005.

OPTION EXERCISES TABLE

     The following table provides information on the value of options held by each of the executive officers of the Company at August 31, 2005 measured in terms of the closing price of the Company's Common Shares on that day. There were no options exercised by any officer during the year.

                                                             Number of Securities    Value of Unexercised
                                     Shares                Underlying Unexercised   Options In-the- Money
                                    Acquired      Value    Options/SARs at August    Options at August 31,
Name and Principal Position       on Exercise   Realized    31, 2005 Exercisable             2005
---------------------------       -----------   --------   ----------------------   ----------------------
                                                                  (shares)
Kenneth K. Rieth - President,
   C.E.O. & Chairman...........        --          --            100,000(1)                   $0
Peter C. Canepa - Secretary,
   Treasurer and CFO...........        --          --             30,000(2)                   $0
Thomas J. Winters
Vice President of Sales........        --          --             30,000(2)                   $0

(1) On November 2, 1998, Mr. Rieth was granted a stock option for 50,000 shares, exercisable at $6.625 per share under the 1998 Key Employee Stock Option Plan, expiring November 2, 2008. On November 24, 2000, Mr. Rieth was granted a stock option for 50,000 shares, exercisable at $3.75 per share after November 24, 2000 and expires November 2, 2009.

(2) On November 2, 1998, Messrs. Winters and Canepa were granted stock options for 10,000 shares each, exercisable at $6.625 per share under the 1996 Incentive Employee Stock Option Plan, as amended, expiring November 2, 2008. On November 24, 2000, Messrs. Winters and Canepa were granted stock options for 20,000 shares each, exercisable at $3.75 per share after November 24, 2000 and expire November 2, 2009.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the compensation committee during fiscal year ended 2005 were J. Dann Engels, James V. Gillette and Dr. Jay S. Baron. Neither Messrs. Engels, Gillette nor Dr. Baron were ever an officer or employee of the Company or any of its subsidiaries, and none of them had any relationship requiring disclosure by the Company under Item 404 of Regulation S-K for the fiscal year ended 2005.

     Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act or the Exchange Act that might incorporate this proxy statement or future filings with the SEC, in whole or in part, the following reports and the Stock Performance Graph which follow, shall not be deemed to be "soliciting material" or "filed" with the SEC and shall not be deemed to be incorporate by reference into any such filings.

                          COMPENSATION COMMITTEE REPORT

     The duty of the Committee is to recommend to the Board of Directors the remuneration arrangements for Kenneth K. Rieth, President and Chief Executive Officer of the Company, as well as grant stock options under the Company's 1996 Incentive Stock Option Plan, as amended, and the 1998 Key Employee Stock Option Plan. The Company's Board of Directors has given Mr. Rieth the authority to set the compensation for senior management.

COMPENSATION PROGRAMS

BASE SALARY

     The Committee reviews each officer's salary annually. In determining appropriate salary levels, consideration is given to scope of responsibility, experience, Company and individual performance as well as pay practices of other companies relating to executives with similar responsibility.

     In addition, with respect to the base salary of Mr. Rieth, the Compensation Committee has acknowledged the longevity of Mr. Rieth's service to the Company and its belief that Mr. Rieth is an excellent representative of the Company within the industry. In assessing Mr. Rieth's compensation, the committee engaged an independent firm to perform a review of his proposed compensation. Upon completion of such review, the Board of Directors established Mr. Rieth's base salary on April 25, 2003. This base compensation consists of a regular payroll payment of $250,000 per year plus an annual bonus equal to 3.5% of the Company's income from operations before such bonus expense. Messrs. Canepa received a base salary of $140,000 for fiscal 2005.

BONUS AWARDS

     The Company's officers may be considered for annual cash bonuses, which are awarded to recognize and reward corporate and individual performance based on meeting specified goals and objectives. The plan in effect for fiscal 2005 for Mr. Rieth did not provide a bonus to Mr. Rieth. In determining a bonus to Mr. Rieth, the Committee reviews compensation levels and financial results available to it for chief executive officers for similarly sized companies as well as those located near the Company's headquarters. Mr. Rieth recommends to the Committee Mr. Canepa's bonus based on his review of corporate and his individual performances as well as the performance bonus the management team awards to employees of the Company other than Messrs. Canepa and Rieth.

STOCK OPTIONS

     Under the Company's 1996 Incentive Stock Option Plan, as amended, stock options may be granted to the Company's key employees including Messrs. Rieth and Canepa. The number of options granted is determined by the subjective evaluation of the person's ability to influence the Company's long-term growth and profitability. For fiscal 2005, no stock options were issued under such plan.

     Under the Company's 1998 Key Employee Stock Option Plan, stock options may be granted to the Company's key employees and directors including Messrs. Rieth, Baron, Engels, Gillette and Canepa. The number of options granted is determined by the subjective evaluation of the person's ability to influence the Company's long-term growth and profitability. For fiscal 2005, no stock options were issued under such plan.

     Stock options are granted with an exercise price equal to the market price of the Common Shares on the date of grant. Since the value of an option bears a direct relationship to the Company's stock price, it is an effective incentive for employees to create value for shareholders. The Committee therefore views stock options as an important component of its future compensation policy.

                                        The Compensation Committee
                                           James V. Gillette
                                           Jay S. Baron, Secretary
                                           J. Dann Engels

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Board is responsible for providing independent, objective oversight of our accounting functions and internal controls. The Audit Committee operates under a written charter, which has been approved by our Board and is reviewed and reassessed annually by the Audit Committee. During the fiscal year ended August 31, 2005, and as of the date of the adoption of this report, the Audit Committee was comprised of three independent directors as independence is defined in Rule 4200 ( c) (15) of the NASD listing standards

     Management is responsible for our internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States) and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

     In connection with these responsibilities, the Audit Committee met with Management and the independent registered public accounting firm to review and discuss the August 31, 2005 financial statements, including a discussion of the acceptability and quality of the accounting principles, the reasonableness of critical accounting policies and the clarity of disclosures in the financial statements. The Audit Committee also discussed with the independent registered public accounting firm the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee also received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent registered public accounting firm that firm's independence.

     The Audit Committee reviewed the overall scope of the audits performed by the independent registered public accounting firm. The Audit Committee meets with the independent registered public accounting firm, with and without Management present, to discuss the overall quality of our financial reporting.

     Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by Management and the independent registered public accounting firm. Based upon the Audit Committee's discussions with Management and the independent registered public accounting firm, and the Audit Committee's review of the representations of Management and the independent registered public accounting firm, the Audit Committee recommended that the Board include the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended August 31, 2005, filed with the SEC on November 30, 2005.

                                        The Audit Committee
                                           James V. Gillette
                                           Jay S. Baron, Secretary
                                           J. Dann Engels

PRE-APPROVAL POLICIES AND PROCEDURES

All audit, audit-related and tax services performed by our independent accountants which required pre-approval, as defined in our Audit Committee's policies and procedures, were pre-approved. Services other than audit, review, or attest services, which did not require pre-approval pursuant to those policies were brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Chairman of our Audit Committee in accordance with SEC rules and regulations.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Audit Committee has selected Deloitte & Touche, LLP ("D&T") as the independent registered public accounting firm of our Company for the fiscal year ending August 31, 2006. Representatives of D&T are expected to be present at the Annual Meeting to answer questions. They also will have the opportunity to make a statement if they desire to do so. The Audit Committee has considered the role of D&T in providing tax services to the Company and has concluded that such services are compatible with D&T's independence as the Company's independent registered public accounting firm. D&T does not provide any business consulting or other non-audit services to the Company.

AUDIT FEES

The aggregate fees paid or accrued to D&T for professional services rendered for the audit of our annual financial statements for the fiscal years ended August 31, 2005 and 2004 and for the review of the financial statements included in our Quarterly Reports on Form 10-Q for those fiscal years were as follows (dollars in thousands):

                             2005       2004
                           --------   --------
Audit Fees .............   $137,950   $107,625
Audit-Related Fees .....      9,810      6,695
Tax Fees ...............         --         --
All Other Fees .........         --         --
                           --------   --------
   Total ...............   $147,760   $114,320
                           ========   ========

STOCK PERFORMANCE GRAPH

     The following line graph compares the cumulative total shareholder return for the Company's Common Shares with the cumulative total return of the Standards & Poor's 500 Composite Index and an index of peer companies selected by the Company.

     The comparison assumes $100 was invested on August 31, 2000 in the Company's Common Shares, the S & P 500 Composite Index and the peer group. The companies in the peer group, all of which are in the automotive industry, are as follows:

Dana Corporation    Hayes Lemmerz International Inc.        Spartan Motors Inc.
Gentex Corporation  Magna International Inc.                Tower Automotive Inc
                    Superior Industries International Inc.

                                                                  INDEXED RETURNS
                                                                    Years Ending
                          BASE       -------------------------------------------------------------------------
 Company Name/Index      PERIOD                           Cumulative Total Return
--------------------  -------------  -------------  -------------  -------------  -------------  -------------
                      Aug. 31, 2000  Aug. 31, 2001  Aug. 31, 2002  Aug. 31, 2003  Aug. 31, 2004  Aug. 31, 2005
                      -------------  -------------  -------------  -------------  -------------  -------------
RIVIERA TOOL COMPANY       $100         $ 48.97        $ 47.67        $159.32        $ 67.91        $ 30.36
S & P 500                  $100         $ 75.61        $ 62.01        $ 69.49        $ 77.45        $ 87.17
PEER GROUP                 $100         $116.14        $117.20        $129.39        $128.20        $110.48

                 COMPARISION OF 5 YEAR CUMULATIVE TOTAL RETURN*
                 AMONG RIVERA TOOL COMPANY, THE S & P 500 INDEX
                                AND A PEER GROUP

                               (PERFORMANCE GRAPH)

Riviera Tool -ASE

                                 Cumulative Total Return
                      ----------------------------------------------
                       8/00    8/01    8/02    8/03    8/04    8/05
                      ------  ------  ------  ------  ------  ------
RIVIERA TOOL COMPANY  100.00   48.97   47.67  159.32   67.91   30.36
S & P 500             100.00   75.61   62.01   69.49   77.45   87.17
PEER GROUP            100.00  116.14  117.20  129.39  128.20  110.48

* $100 invested on 8/31/00 in stock or index- including reinvestment of dividends. Fiscal year ending August 31.

Copyright(C) 2002, Standard & Poor's, a division of The McGraw-Hill Companies, Inc. All rights reserved.

www.researchdatagroup.com/S&P.htm

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of the Company's common shares as of November 18, 2005 with respect to
(i) each shareholder known by the Company to be the beneficial owner of 5% of the Company's common shares: (ii) each of the Company's directors; (iii) each Executive Officer or Significant Employee listed in the Summary Compensation Table under the heading "Executive Compensation" and (iv) all directors and executive officers as a group. On the table, 3,984,874 shares of common shares were issued and outstanding. Unless otherwise indicated, all persons named as beneficial owners of common shares have sole voting power and sole investment power with respect to the shares indicated as beneficially owned.

                                                                               COMMON      PERCENTAGE OF
                                                                               SHARES       TOTAL COMMON
  NAME OF BENEFICIAL                                                        BENEFICIALLY   SHARES OF THE
       HOLDER                                ADDRESS                            OWNED         COMPANY
---------------------                        -------                        ------------   -------------
Kenneth K. Rieth.....   5460 Executive Parkway SE, Grand Rapids, MI 49512    769,216(1)        19.3%
J. Dann Engels.......   112 Waukazoo Drive, Holland, MI 49424                     --             --
Dr. Jay S. Baron.....   1000 Victors Way, Suite 200, Ann Arbor, MI 48108          --             --
James V. Gillette ...   2851 Charlevoix Drive, Grand Rapids, MI 49546          1,000              *
Peter C. Canepa......   5460 Executive Parkway SE, Grand Rapids, MI 49512     35,512(2)         0.9%
Thomas J. Winters ...   5460 Executive Parkway SE, Grand Rapids, MI 49512     20,000(2)        0.54
                                                                             -------           ----
ALL DIRECTORS, EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEE AS A GROUP (6
   PERSONS)                                                                  824,828           20.7%
                                                                             =======           ====


(1) Riviera Holding Company, 100% owned by Kenneth K. Rieth, President and CEO of Riviera Tool Company, owns 635,250 shares of the Common Shares of Riviera Tool Company. Amount also includes 2,100 shares of Common Shares owned by Mr. Rieth as custodian for his minor children and 100,000 shares, which Mr. Rieth has the right to acquire through exercise, of a stock options granted under the 1998 Key Employee Stock Option Plan.

(2) Amount includes 20,000 and 30,000 shares of which Mr. Winters and Mr. Canepa, respectively, each have the right to acquire through exercise of a stock option grant under the 1996 Incentive Stock Option Plan.

*    Beneficial ownership of less than 0.1% of the class.

RELATIONSHIPS AMONG DIRECTORS AND EXECUTIVE OFFICERS

     There are no family relationships among any of the directors or executive officers of the Company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires Riviera's directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities, file reports of ownership on Forms 3,4,and 5 with the SEC. Officers, directors and beneficial owners of greater than 10% of the Company's Common Shares are required by the SEC's regulations to furnish the company with copies of all Forms 3, 4 and 5 forms they file.

     Based solely on the Company's review of the copies of such forms it has received and written representations from certain reporting persons that they were not required to file reports on Form 5 for the fiscal year ended August 31, 2004, the Company believed that all its officers, directors and beneficial owners of greater than ten percent of the Company's Common Shares have filed all reports applicable to them with respect to transactions during the fiscal year ended August 31, 2005.

                         FINANCIAL AND OTHER INFORMATION

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED AUGUST 31, 2005 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT THE ACCOMPANYING EXHIBITS TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST THEREFOR SENT TO PETER C. CANEPA, RIVIERA TOOL COMPANY, 5460 EXECUTIVE PARKWAY S.E., GRAND RAPIDS, MICHIGAN 49512. Each such request must set forth a good faith representation that as of November 18, 2005 the person making the request was the beneficial owner of Common Shares entitled to vote at the 2006 Annual Meeting of Shareholders.

                   SHAREHOLDER PROPOSALS FOR THE 2007 MEETING

     A shareholder proposal which is intended to be presented at the 2007 Annual Meeting of Shareholders must be received by the Company at 5460 Executive Parkway SE, Grand Rapids, Michigan 49512, no later than by August 1, 2006, in order to be eligible for inclusion in the Proxy Statement and form of Proxy relating to that meeting. A shareholder who desires to submit any such proposal should refer to the applicable rules and regulations of the Securities and Exchange Commission, Washington, D.C. 20549.

     Notwithstanding the aforementioned deadline, under our bylaws, a shareholder must follow certain other procedures to nominate persons for election as directors or to properly present other business at an annual meeting of shareholders. These procedures provide that shareholders desiring to nominate directors and/or to properly present a subject of business for consideration at a meeting must do so by written notice timely received by our Secretary. With respect to proposals for the 2007 Annual Meeting, our Secretary must receive notice of such proposal no later than August 1, 2006.

                                 OTHER BUSINESS

     Neither the Company nor the members of the Board of Directors intend to bring before the Annual Meeting any matters other than those set forth in the Notice of Annual Meeting, and they have no present knowledge that any other matters will be presented for action at the Meeting by others. However, if any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment.

     It is important that proxies be returned promptly to avoid unnecessary expenses. Therefore, all Common Shareholders (even those planning to attend the meeting) are urged, regardless of the number of shares of stock owned, to sign date and return the enclosed proxy in the business-reply envelope, also enclosed. Shareholders attending in person may withdraw their proxies and vote in person.

                                VOTING OF PROXIES

     Proxies, which are signed and returned, will be voted for the nominees named above to serve until their respective successors are duly elected and qualified unless authority to vote upon the election of directors is withheld. Abstentions will be treated as shares present for determining a quorum and all abstentions, withheld votes and broker non-votes will not be deemed votes cast in determining the outcome of any matter.

                           ANNUAL REPORT ON FORM 10-K

     A copy of the Company's 10-K Annual Report, filed with the Securities and Exchange Commission, is available without charge to shareholders by written or electronic request to:

        Mr. Peter C. Canepa
        Riviera Tool Company
        5460 Executive Parkway SE
        Grand Rapids, Michigan 49512
        pcanepa@rivieratool.com         By order of the Board of Directors


                                        /s/  Peter C. Canepa
                                        ----------------------------------------
                                        Peter C. Canepa, Secretary

                                                                       EXHIBIT A

                              RIVIERA TOOL COMPANY
               PROXY FOR THE 2005 ANNUAL MEETING JANUARY 11, 2006
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Kenneth K. Rieth and Peter C. Canepa and each or either of them, proxies with full power of substitution, to vote all stock of Riviera Tool Company, a Michigan corporation, which the undersigned is entitled to vote at the 2006 Annual Meeting of the Shareholders of the Company to be held at 5460 Executive Parkway S.E., Grand Rapids, Michigan 49512, on Wednesday, January 11, 2006, at 4:00 p.m. and at any adjournment.

1.   ELECTION OF CLASS II DIRECTOR - DR. JAY S. BARON

[ ] FOR the nominee listed above        [ ] WITHHOLD AUTHORITY
    (except as marked to the contrary       To vote for the nominee listed above
    above)

2.   ELECTION OF CLASS III DIRECTOR - KENNETH K. RIETH

[ ] FOR the nominee listed above        [ ] WITHHOLD AUTHORITY
    (except as marked to the contrary       To vote for the nominee listed above
    above)

     ELECTION OF CLASS III DIRECTOR - JAMES V. GILLETTE

[ ] FOR the nominee listed above        [ ] WITHHOLD AUTHORITY
    (except as marked to the contrary       To vote for the nominee listed above
    above)

3. IN THEIR DISCRETION UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING

IF YOU SIGN AND RETURN THIS PROXY, THE SHARES REPRESENTED HEREON WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREON. IF NOT OTHERWISE SPECIFIED, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS AS NOMINATED. THE PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGEMENT ON ANY OTHER MATTERS, WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

The undersigned hereby acknowledge receipt of the Annual Report of the Company for its fiscal year ended August 31, 2005, and Notice of Annual Meeting of Shareholders and Proxy Statement dated December 7, 2005.

                                        Dated:                      , 200
                                               ---------------------     --


                                        ----------------------------------------
                                                       Signature


                                        ----------------------------------------
                                                       Signature

                                        Please sign exactly as your name appears hereon. If stock is held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, corporate officer or in any other capacity, please state title in full.

                PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY


                                       19